UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended

Date of Report (Date of earliest event reported): May 4, 2015

VIOLIN MEMORY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36069	20-3940944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4555 Great America Parkway, Santa Clara, California		95054
(Address of principal executive offices)		(Zip Code)

(650) 396-1500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) On May 4, 2015, the Audit Committee of the Board of Directors of Violin Memory, Inc. (the “Audit Committee” and the “Registrant”, respectively) notified KPMG LLP (“KPMG”) that KPMG was dismissed as the Registrant’s independent registered public accounting firm, effective immediately. The Audit Committee had previously approved the dismissal of KPMG.

During the fiscal years ended January 31, 2014 and 2015 and the subsequent interim period through May 4, 2015, there were no: (i) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement(s) in connection with KPMG’s reports on the Registrant’s financial statements for such fiscal years; or (ii) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The audit reports of KPMG on the Registrant’s consolidated financial statements as of and for the years ended January 31, 2014 and 2015 did not contain any adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The Registrant provided KPMG with a copy of this Current Report on Form 8-K and requested that KPMG furnish a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not KPMG agrees with the above statements and, if not, stating the respects in which it does not agree. The letter from KPMG is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On May 5, 2015, the Audit Committee engaged PricewaterhouseCoopers LLP (“PwC”) as the Registrant’s independent registered public accounting firm, effective immediately, for the fiscal year ending January 31, 2016.

During the Registrant’s two most recent fiscal years, the Registrant has not consulted PwC on any matter relating to either (i) the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Registrant’s financial statements or (ii) any matter that was the subject of a disagreement as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions or a “reportable event” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Title

16.1	Letter dated May 6, 2015 from KPMG LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Violin Memory, Inc.

Dated: May 6, 2015	By:	/s/ Cory J. Sindelar
Cory J. Sindelar, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Title

16.1	Letter dated May 6, 2015 from KPMG LLP to the Securities and Exchange Commission